EXHIBIT 10.28

                      AMENDMENT TO SHARE EXCHANGE AGREEMENT

         THIS AMENDMENT TO SHARE EXCHANGE AGREEMENT (this "Amendment") dated as of December 30, 1999, is made by and among Tel-Com Wireless Cable TV Corporation, a Florida corporation ("Tel-Com"), IBC Partners, a Florida general partnership, Melvin Rosen and Ivana Trump to amend the Share Exchange Agreement by and among such parties, dated February 28, 1999 to be effective as of December 10, 1998 (the "Agreement"), as amended as of March 8, 1999.

                                   WITNESSETH:

         WHEREAS, the Agreement contains defined terms that are used herein, and any such terms used in this Amendment that are not separately defined herein shall have the same meaning as in the initial text of the Agreement;

         WHEREAS, in entering into the Agreement, the parties intended that the Exchange shall qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

         WHEREAS, as set forth in the Agreement, the parties had agreed to provide for the issuance of Performance Shares due to the difficulty in determining the value of 5th Avenue and the 5th Avenue Common Stock;

         WHEREAS, in Revenue Procedure 84-42, the Internal Revenue Service provided an advance ruling guideline, which requires that the number of performance-based shares to be limited to the number of initial shares, that all performance-based shares issued within 5 years of the exchange, and that, generally, the right to receive performance-based shares not be assignable; and

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         WHEREAS, the, parties would like to incorporate the advance ruling guidelines of Revenue Procedure 84-42 into their Agreement;

         NOW, THEREFORE, in consideration of the payment of ten dollars ($10.00) by the Sellers to Tel-Com, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         The third WHEREAS clause of the Agreement is amended by changing "665,000" to "335,000," and "1,000,000" to "670,000."

         Section 1 of the Agreement (captioned "EXCHANGE OF SHARES") is hereby amended by eliminating the text following clause (i) thereof, and replacing such text by (ii) below, which new text hereby is incorporated into and deemed to be a part of such Section 1:

                  (ii) If in any calendar quarter ending on or before September 30, 2003, the 5th Avenue Channel. achieves either gross revenues in excess of $10,000,000 or net income in excess of $1,000,000, all 335,000 Performance Shares shall be transferred from Tel-Com to the Sellers within thirty days of the close of such quarter. The 335,000 Performance Shares shall be issued as follows: 218,833 Performance Shares to Melvin Rosen, 32,000 Performance Shares to Ivana Trump, and 84,167 Performance Shares to IBC Partners. The right to receive Performance Shares shall expire if the 5th Avenue Channel has not achieved gross revenues in excess of $10,000,000 or net income in excess of $1,000,000 in any calendar quarter ending on or before September 30, 2003. The Sellers' right

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                  to receive these additional Performance Shares is not
                  assignable, except by operation of law.

         The March 8, 1999 amendment to the Agreement is hereby nullified and rescinded and shall have no further force or effect.

         This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto, individually and through Tel-Com's duly authorized officer and as all of the partners of IBC Partners have executed this Amendment as of the date first written above.

                                         "TEL-COM":

                                         Tel-Com Wireless Cable TV Corporation,
                                         a Florida corporation


                                         By: /S/ MELVIN ROSEN
                                            -----------------------------------
                                               Name: Melvin Rosen
                                               Title: President

                                         IBC Partners, a Florida general
                                         partnership


                                         By: /S/ ERIC LEFKOWITZ
                                            -----------------------------------
                                               Name: Eric Lefkowitz, partner

                                         By: /S/ IVANN ROTHSTEIN
                                            -----------------------------------
                                               Name: Ivan Rothstein, partner

                                         /S/ MELVIN ROSEN
                                         --------------------------------------
                                         Melvin Rosen

                                         /S/IVANA TRUMP
                                         --------------------------------------
                                         Ivana Trump

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